SUPPLEMENT DATED AUGUST 22, 2024 TO THE CURRENT
SUMMARY PROSPECTUSES, STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
Invesco Global Infrastructure Fund
Invesco Global Real Estate Income Fund
Invesco Global Real Estate Fund
Invesco Real Estate Fund
Invesco V.I. Global Real Estate Fund
(the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information (“SAIs”) of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and SAIs and retain it for future reference.
Effective August 22, 2024, Darin Turner no longer serves as a Portfolio Manager of the Funds. Accordingly, all information and references related to Mr. Turner are hereby removed from the Funds’ Summary and Statutory Prospectuses and SAIs.
ACST-AIF-AIS-AVIF-SUMSTATSAI-SUP 082224